Exhibit 99.1

DOMTAR CORPORATION ANNOUNCES THE EXPIRATION OF THE CHANGE OF CONTROL OFFERS TO PURCHASE ITS 6.25% SENIOR NOTES DUE 2042 AND ITS 6.75% SENIOR NOTES DUE 2044 AND THE SPECIAL MANDATORY REDEMPTION OF $132,709,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.750% SENIOR SECURED NOTES DUE 2028

FORT MILL, SC, January 5, 2022 – Domtar Corporation (the “Company”) today announced the expiration of its previously announced offers to purchase (the “Offers”) any and all of its outstanding 6.25% Senior Notes due 2042 (CUSIP No. 257559AJ3; ISIN No. US257559AJ34) (the “2042 Notes”) and 6.75% Senior Notes due 2044 (CUSIP No. 257559AK0; ISIN No. US257559AK07) (the “2044 Notes” and, together with the 2042 Notes, the “Unsecured Notes”). The Offers were made solely to fulfill the Company’s obligations under the senior indenture governing the Unsecured Notes following the consummation on November 30, 2021 of the Company’s previously announced merger (the “Merger”) with a subsidiary of Karta Halten B.V., which resulted in a “Change of Control” giving the holders of the Unsecured Notes the right to require the Company to purchase all or a portion of such holders’ Unsecured Notes at a price of 101% of the principal amount thereof, plus any accrued and unpaid interest up to, but not including, the date of purchase.

The Offers were commenced on December 2, 2021 and expired at 12:00 midnight, New York City time, at the end of the day on January 3, 2022 (the “Expiration Date”). As of the Expiration Date, $134,300,000 in aggregate principal amount of the 2042 Notes, representing 53.72% of the then outstanding 2042 Notes, and $100,282,000 in aggregate principal amount of the 2044 Notes, representing 40.11% of the then outstanding 2044 Notes, had been delivered for repurchase pursuant to the Offers. The Company intends to pay for all Unsecured Notes delivered and not validly withdrawn pursuant to the Offers on January 7, 2022.

The Company also announced the special mandatory redemption (the “Redemption”) of $132,709,000 aggregate principal amount of its outstanding 6.750% Senior Secured Notes due 2028 (CUSIP Nos. 70478J AA2 (144A) and U7051J AA6 (REG S)) (the “Secured Notes” and, together with the Unsecured Notes, the “Notes”), representing 50.0% of the combined aggregate principal amount of each series of the Unsecured Notes that have not been tendered and accepted for purchase pursuant to and in accordance with the Offers prior to the Expiration Date. The Redemption is being made in accordance with the indenture governing the Secured Notes. The date of redemption will be January 7, 2022, and the redemption price for the Secured Notes subject to redemption will be equal to 100% of the principal amount of such Secured Notes, plus accrued and unpaid interest to, but not including, the date of redemption. The selection of Secured Notes for redemption will be made by the trustee for the Secured Notes in accordance with applicable procedures of the Depository Trust Company. Following the consummation of the Redemption, $642,291,000 aggregate principal amount of the Secured Notes will remain outstanding.

This press release is for informational purposes only and is not an offer to purchase or sell securities, a solicitation of an offer to purchase or sell securities or a solicitation of consents with respect to the Notes.

About Domtar Corporation

Domtar is a leading provider of a wide variety of fiber-based products including communication, specialty and packaging papers, market pulp and airlaid nonwovens. With approximately 6,000 employees serving more than 50 countries around the world, Domtar is driven by a commitment to turn sustainable wood fiber into useful products that people rely on every day. Domtar’s principal executive office is in Fort Mill, South Carolina. Domtar is part of the Paper Excellence group of companies. To learn more, visit www.domtar.com.

Forward Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, expected benefits and costs of the Merger and related transactions, and management plans relating to the Merger, statements that address the Company’s expected future business and financial performance, statements regarding the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the Company’s business, results of operations and financial conditions, and other statements identified by words such as “anticipate”, “believe”, “expect”, “intend”, “aim”, “target”, “plan”, “continue”, “estimate”, “project”, “may”, “will”, “should” and similar expressions. These forward-looking statements should be considered with the understanding that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially. Many risks, contingencies and uncertainties could cause actual results to differ materially from our forward-looking statements. Certain of these risks are set forth in Domtar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as the company’s other reports filed with the U.S. Securities and Exchange Commission (the “SEC”).

Those risks, uncertainties and assumptions also include: the risk of unanticipated difficulties or expenditures resulting from the Merger; the risk of legal proceedings, judgments or settlements, including those that may be instituted against Paper Excellence, Paper Excellence’s board of directors, Paper Excellence’s executive officers, Domtar, Domtar’s board of directors, Domtar’s executive officers and others as a result of the Merger; the risk that the combined company may not operate as effectively and efficiently as expected; the risk of continued decline in usage of fine paper products in our core North American market; the risk of our ability to implement our business diversification initiatives, including repurposing of assets and strategic acquisitions or divestitures, including facility closures; the risk of failure to achieve our cost containment goals, conversion costs in excess of our expectations and demand for linerboard; the risk of product selling prices; the risk of raw material prices, including wood fiber, chemical and energy; the risk that conditions in the global capital and credit markets, and the economy generally, particularly in the U.S. and Canada; the risk that performance of our manufacturing operations, including unexpected maintenance requirements; the risk of the level of competition from domestic and foreign producers; the risk of cyberattacks or other security breaches; the risk of the effect of, or change in, forestry, land use, environmental and other governmental regulations and accounting regulations; the risk of the effect of weather and the risk of loss from fires, floods, windstorms, hurricanes and other natural disasters; transportation costs; the loss of current customers or the inability to obtain new customers; the risk of changes in asset valuations, including impairment of long-lived assets, inventory, accounts receivable or other assets for impairment or other reasons; the risk of changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Canadian dollar; the risk of the effect of timing of retirements; performance of pension fund investments and related derivatives, if any; the risk of a material disruption in our supply chain, manufacturing, distribution operations or customer demand such as public health crises that impact trade or the general economy, including COVID-19 and other viruses, diseases or illnesses; and the other factors described under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020 and in Item 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021. All such factors are difficult to predict and are beyond the Company’s control.

Additional factors that could cause results to differ materially from those described above can be found in Domtar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in Domtar’s other reports filed with the SEC.

Media Relations

David Struhs

Vice-President

Corporate Services and Sustainability

Tel.: 803-802-8031

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